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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

The BoardS of Directors
Satyam Infoway Limited
IndiaWorld Communications Private Limited

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG
Chennai, India

February 16, 2000